Exhibit 99.2 Supplemental Information 2nd Quarter 2018

Table of Contents Financial Overview 3 Segment Overview 7 Senior Housing 8 Ancillary Services 13 G&A Expense & Transaction Costs 14 Capital Expenditures 15 Cash Lease Payments 16 Unconsolidated Ventures 17 Debt & Liquidity 18 Net Asset Value Elements 20 Definitions 21 Appendix: Consolidated Statements of Cash Flows 24 Non-GAAP Financial Measures 25 2

Overview

($ in 000s, except Total RevPAR)	2017			2018		YoY
	Q2	Q3	Q4	Q1	Q2	Q2
Resident fee and management fee revenue	$ 956,512	$ 941,030	$ 925,622	$ 924,947	$ 913,040	(4.5)%
Net income (loss)	$ (46,337)	$ (413,929)	$ 15,021	$ (457,234)	$ (165,509)	NM
Net cash provided by operating activities [(2)]	$ 133,759	$ 93,791	$ 84,036	$ 37,964	$ 60,620	(54.7)%
Adjusted EBITDA	$ 160,325	$ 141,829	$ 138,116	$ 130,000	$ 142,211	(11.3)%
Adjusted Free Cash Flow [(2)]	$ 40,610	$ 16,360	$ (11,174)	$ 5,485	$ 12,362	(69.6)%
Brookdale's Proportionate Share of Adjusted EBITDA of Unconsolidated Ventures	$ 18,219	$ 16,788	$ 17,723	$ 16,749	$ 14,111	(22.5)%
Brookdale's Proportionate Share of Adjusted Free Cash Flow of Unconsolidated Ventures [(2)]	$ 7,920	$ 6,709	$ 12,037	$ 5,824	$ 5,798	(26.8)%
Total RevPAR	$ 4,392	$ 4,386	$ 4,463	$ 4,527	$ 4,500	2.5 %

As of June 30, 2018



Managed - 3rd Party: 160
Leased: 385
988 communities
Managed-Venture: 80
Owned: 363



Managed - 3rd Party: 20,042
Leased: 28,422
94,885 units
Managed-Venture (1): 13,134
Owned: 33,287

Q2 2018 weighted average unit occupancy

	Community	
Occupancy Band	**Count**	**% of Period End Communities**
Greater than 95%	197	20%
90% < 95%	177	18%
85% < 90%	153	15%
80% < 85%	145	15%
Less than 80%	316	32%
Total	988	

Consolidated Portfolio Average Asset Age	~22.4 years

(1) Brookdale's weighted average unit ownership percentage is 34.9%.

(2) Reflects the retrospective adoption of ASU 2016-15. Refer to page 25 for additional detail.

Important Note Regarding Non-GAAP Financial Measures. Adjusted EBITDA, Adjusted Free Cash Flow, Brookdale's Proportionate Share of Adjusted EBITDA of Unconsolidated Ventures and Brookdale's Proportionate Share of Adjusted Free Cash Flow of Unconsolidated Ventures are financial measures that are not calculated in accordance with U.S. generally accepted accounting principles (GAAP). See the definitions of such measures under "Definitions" below and important information regarding such measures, including reconciliations to the most comparable GAAP financial measures, under "Non-GAAP Financial Measures" below.

3

Consolidated Portfolio Overview Segment Overview (1) Senior Housing Segments Brookdale CCRCs - Rental Ancillary 13% Services 12% (2) Management Assisted Living Services 2% 67% Senior Housing Revenue Revenue 86% Retirement Centers 20% Brookdale (3) Ancillary Services 4% Management CCRCs - Rental Services 6% Assisted Living 9% 66% Senior Housing 90% Retirement Segment Operating Income Income Segment Operating Centers 25% (1) Brookdale’s five segments are Retirement Centers, Assisted Living, CCRCs-Rental (which combined are referred to as Senior Housing), Brookdale Ancillary Services and Management Services. (2) Percentage of revenue is based on Q2 2018 resident fee and management fee revenue. (3) Percentage of segment operating income is based on Q2 2018 results. 4

Adjusted EBITDA and Adjusted Free Cash Flow

BROOKDALE SENIOR LIVING

(All amounts in 000s)	2017			2018		YoY
	Q2	Q3	Q4	Q1	Q2	Q2
Resident fee and management fee revenue	956,512	941,030	925,622	924,947	913,040	
Less: Facility operating expense [(1)]	(642,405)	(650,654)	(634,554)	(632,325)	(627,076)	
Combined Segment Operating Income	314,107	290,376	291,068	292,622	285,964	*(9.0)%*
Less: G&A expenses (including non-cash stock-based compensation expense)	(67,090)	(63,779)	(59,017)	(76,710)	(60,314)	
Add: Non-cash stock-based compensation expense	7,246	7,527	5,285	8,406	6,269	
Less: Transaction costs	(3,339)	(1,992)	(9,649)	(4,725)	(2,593)	
Less: Cash operating lease payments *(see page 16)*	(90,599)	(90,303)	(89,571)	(89,593)	(87,115)	
Adjusted EBITDA	**160,325**	**141,829**	**138,116**	**130,000**	**142,211**	***(11.3)%***
Less: Interest expense, net	(69,076)	(71,157)	(67,054)	(62,292)	(65,352)	
Less: Lease financing debt amortization	(14,382)	(14,626)	(18,650)	(21,114)	(18,787)	
Add: Proceeds from entrance fees, net of refunds and amortization	541	(547)	811	831	(218)	
Add/Less: Other [(2)]	2,034	1,866	7,511	(204)	2,189	
Less: Non-Development Capital Expenditures, net *(see page 15)*	(38,832)	(41,005)	(71,908)	(41,736)	(47,681)	
Adjusted Free Cash Flow	**$ 40,610**	**$ 16,360**	**$ (11,174)**	**$ 5,485**	**$ 12,362**	***(69.6)%***
Brookdale's Proportionate Share of Unconsolidated Ventures						
Adjusted EBITDA	**$ 18,219**	**$ 16,788**	**$ 17,723**	**$ 16,749**	**$ 14,111**	***(22.5)%***
Adjusted Free Cash Flow	**$ 7,920**	**$ 6,709**	**$ 12,037**	**$ 5,824**	**$ 5,798**	***(26.8)%***
Weighted average shares used in computing basic net income (loss) per share	**186,212**	**186,298**	**186,412**	**186,880**	**187,585**	

(1) Includes hurricane and natural disaster expense of $5.3 million and $1.9 million in Q3 2017 and Q4 2017, respectively.
(2) Primarily consists of proceeds from property insurance and cash paid for state income taxes.

5

Adjusted EBITDA and Adjusted Free Cash Flow Distribution

BROOKDALE SENIOR LIVING

($ in 000s)	Q2 2018					
	Total	Senior Housing Owned Portfolio	Senior Housing Leased Portfolio	Ancillary Services	Management Services	Other [1]
Resident fee and management fee revenue	$ 913,040	$ 388,108	$ 398,008	$ 109,853	$ 17,071	$ —
Less: Facility operating expense	(627,076)	(265,066)	(262,360)	(99,650)	—	—
Combined Segment Operating Income	285,964	123,042	135,648	10,203	17,071	—
Less: G&A expenses (including non-cash stock-based compensation expense)	(60,314)	(14,924)	(16,015)	(6,990)	(13,703)	(8,682)
Add: Non-cash stock-based compensation expense	6,269	—	—	—	—	6,269
Less: Transaction costs	(2,593)	—	—	—	—	(2,593)
Less: Cash operating lease payments	(87,115)	—	(84,914)	—	—	(2,201)
Adjusted EBITDA	**142,211**	**108,118**	**34,719**	**3,213**	**3,368**	**(7,207)**
Less: Interest expense, net	(65,352)	(48,967)	(19,326)	—	—	2,941
Less: Lease financing debt amortization	(18,787)	—	(17,764)	—	—	(1,023)
Add: Proceeds from entrance fees, net of refunds and amortization	(218)	—	(218)	—	—	—
Add/Less: Other	2,189	—	—	—	—	2,189
Less: Non-Development Capital Expenditures, net	(47,681)	(17,262)	(16,192)	(5)	—	(14,222)
Adjusted Free Cash Flow	**$ 12,362**	**$ 41,889**	**$ (18,781)**	**$ 3,208**	**$ 3,368**	**$ (17,322)**

(1) Other is primarily comprised of corporate capital expenditures, unallocated G&A expense (primarily organizational restructuring costs), non-cash stock-based compensation and transaction costs.

6

Segment Overview

BROOKDALE SENIOR LIVING

($ in 000s, except RevPAR and RevPOR)	2017			2018		YoY
	Q2	Q3	Q4	Q1	Q2	Q2
Total Senior Housing, Brookdale Ancillary and Management Services[(1)]						
Revenue	$ 956,512	$ 941,030	$ 925,622	$ 924,947	$ 913,040	*(4.5)%*
Combined Segment Operating Income	$ 314,107	$ 290,376	$ 291,068	$ 292,622	$ 285,964	*(9.0)%*
Combined Segment Operating Margin	*32.8%*	*30.9%*	*31.4%*	*31.6%*	*31.3%*	*-150 bps*
Senior Housing *(see page 8)*						
Revenue	$ 823,880	$ 812,288	$ 792,755	$ 795,746	$ 786,116	*(4.6)%*
Senior Housing Operating Income	$ 278,562	$ 262,415	$ 258,904	$ 265,623	$ 258,690	*(7.1)%*
Senior Housing Operating Margin	*33.8%*	*32.3%*	*32.7%*	*33.4%*	*32.9%*	*-90 bps*
Number of communities (period end)	829	820	794	792	748	
Period end number of units	70,263	69,675	66,641	66,355	61,709	
Total Average Units	70,833	70,112	67,652	66,557	66,342	
RevPAR	$ 3,873	$ 3,860	$ 3,904	$ 3,983	$ 3,948	*1.9 %*
Weighted average unit occupancy	84.6%	84.8%	85.2%	84.4%	84.1%	*-50 bps*
RevPOR	$ 4,580	$ 4,552	$ 4,584	$ 4,717	$ 4,692	*2.4 %*
Brookdale Ancillary Services Segment						
Revenue	$ 110,190	$ 110,604	$ 113,496	$ 110,520	$ 109,853	*(0.3)%*
Segment Operating Income	$ 13,103	$ 9,823	$ 12,793	$ 8,318	$ 10,203	*-22.1 %*
Segment Operating Margin	*11.9%*	*8.9%*	*11.3%*	*7.5%*	*9.3%*	*-260 bps*
Management Services Segment						
Segment Operating Income (comprised solely of management fees)	$ 22,442	$ 18,138	$ 19,371	$ 18,681	$ 17,071	*(23.9)%*
G&A Allocation *(see page 14)*	(14,184)	(13,134)	(12,979)	(14,320)	(13,703)	*3.4 %*
Segment Operating Income (Adjusted to Include G&A Allocation)	$ 8,258	$ 5,004	$ 6,392	$ 4,361	$ 3,368	*(59.2)%*
Segment Operating Margin (Adjusted to Include G&A Allocation)	36.8%	27.6%	33.0%	23.3%	19.7%	*-1710 bps*
Resident fee revenue under management	$ 371,381	$ 371,165	$ 386,253	$ 394,392	$ 357,469	
Number of communities (period end)	210	211	229	218	240	
Period end number of units	31,454	31,527	33,941	32,754	33,176	
Total Average Units	31,361	31,417	33,176	33,699	30,422	
RevPAR	$ 3,876	$ 3,864	$ 3,804	$ 3,821	$ 3,819	*(1.5)%*
Weighted average occupancy	84.8%	84.5%	84.7%	84.2%	83.6%	*-120 bps*
RevPOR	$ 4,570	$ 4,566	$ 4,483	$ 4,531	$ 4,559	*(0.2)%*

(1) Excludes reimbursed costs on behalf of managed communities of $229,960, $236,958, $240,268, $262,287, and $242,160 (in thousands), respectively.

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Senior Housing Segments

($ in 000s, except RevPAR and RevPOR)	2017			2018		YoY
Retirement Centers	**Q2**	**Q3**	**Q4**	**Q1**	**Q2**	**Q2**
Revenue	$ 162,248	$ 161,986	$ 157,342	$ 158,397	$ 159,293	(1.8)%
Segment Operating Income	$ 67,297	$ 65,907	$ 64,211	$ 64,422	$ 65,134	(3.2)%
Segment Operating Margin	*41.5%*	*40.7%*	*40.8%*	*40.7%*	*40.9%*	*-60 bps*
Number of communities (period end)	86	85	84	84	75	
Period end number of units	16,071	15,961	15,042	15,045	13,559	
Total Average Units	16,071	16,061	15,256	15,045	15,083	
RevPAR	$ 3,365	$ 3,362	$ 3,438	$ 3,509	$ 3,520	4.6 %
Weighted average unit occupancy	87.3%	87.6%	88.1%	87.7%	88.1%	*80 bps*
RevPOR	$ 3,857	$ 3,836	$ 3,905	$ 4,004	$ 3,993	3.5 %
Assisted Living						
Revenue	$ 547,430	$ 542,227	$ 530,494	$ 532,280	$ 522,027	(4.6)%
Segment Operating Income	$ 186,921	$ 173,576	$ 171,122	$ 176,538	$ 169,737	(9.2)%
Segment Operating Margin	*34.1%*	*32.0%*	*32.3%*	*33.2%*	*32.5%*	*-160 bps*
Number of communities (period end)	713	705	682	681	645	
Period end number of units	46,999	46,520	44,773	44,728	41,266	
Total Average Units	47,246	46,858	45,448	44,773	44,403	
RevPAR	$ 3,862	$ 3,857	$ 3,891	$ 3,963	$ 3,919	1.5 %
Weighted average unit occupancy	83.9%	84.2%	84.5%	83.4%	82.9%	*-100 bps*
RevPOR	$ 4,602	$ 4,582	$ 4,604	$ 4,750	$ 4,725	2.7 %
CCRCs - Rental						
Revenue	$ 114,202	$ 108,075	$ 104,919	$ 105,069	$ 104,796	(8.2)%
Segment Operating Income	$ 24,344	$ 22,932	$ 23,571	$ 24,663	$ 23,819	(2.2)%
Segment Operating Margin	*21.3%*	*21.2%*	*22.5%*	*23.5%*	*22.7%*	*140 bps*
Number of communities (period end)	30	30	28	27	28	
Period end number of units	7,193	7,194	6,826	6,582	6,884	
Total Average Units	7,516	7,193	6,948	6,739	6,856	
RevPAR	$ 5,028	$ 4,989	$ 5,012	$ 5,172	$ 5,079	1.0 %
Weighted average unit occupancy	83.0%	82.6%	83.2%	84.1%	83.0%	*0 bps*
RevPOR	$ 6,063	$ 6,046	$ 6,027	$ 6,160	$ 6,115	0.9 %

8

Senior Housing: Same Community ($ in 000s, except RevPAR and RevPOR) 2017 (1) 2018 (1) YoY Q2 Q3 Q4 Q1 Q2 Q2 Revenue $ 737,559 $ 733,339 $ 733,441 $ 743,821 $ 735,431 (0.3)% Community Labor Expense (309,463) (314,063) (318,063) (321,478) (322,048) Other facility operating expense (167,195) (169,853) (167,801) (169,567) (169,699) Facility operating expense (2) (476,658) (483,916) (485,864) (491,045) (491,747) Same Community Operating Income $ 260,901 $ 249,423 $ 247,577 $ 252,776 $ 243,684 (6.6)% Same Community Operating Margin 35.4% 34.0% 33.8% 34.0% 33.1% -230 bps Total Average Units 61,799 61,793 61,776 61,774 61,759 RevPAR $ 3,976 $ 3,954 $ 3,956 $ 4,012 $ 3,968 (0.2)% Weighted average unit occupancy 85.3% 85.5% 85.7% 84.8% 84.3% -100 bps RevPOR $ 4,660 $ 4,624 $ 4,614 $ 4,729 $ 4,704 0.9 % Same Community Operating Income/Weighted average unit occupancy Same Community RevPAR 85.7% 85.3% 85.5% 84.8% 84.3% $260,901 $252,776 $249,423 $4,012 $247,577 $3,976 $3,954 $3,956 $3,968 $243,684 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 (1) Reflects 758 communities owned or leased during each full period. (2) Excludes hurricane and natural disaster expense. 9

Senior Housing: Owned Portfolio ($ in 000s, except RevPAR and RevPOR) 2017 2018 YoY Q2 Q3 Q4 Q1 Q2 Q2 Resident fee revenue $ 381,418 $ 376,896 $ 377,586 $ 383,910 $ 388,108 Less: Facility operating expense (257,991) (261,069) (260,799) (260,673) (265,066) Owned Portfolio Operating Income 123,427 115,827 116,787 123,237 123,042 (0.3)% Less: G&A Portfolio Allocation (see page 14) (17,580) (16,326) (15,176) (16,616) (14,924) Owned Portfolio Operating Income (Adjusted to Include G&A Allocation) $ 105,847 $ 99,501 $ 101,611 $ 106,621 $ 108,118 2.1 % Additional Information Interest expense: property level and corporate debt $ (41,352) $ (44,214) $ (46,031) $ (45,727) $ (48,967) Community level capital expenditures, net (see page 15) $ (16,733) $ (17,695) $ (29,356) $ (20,884) $ (17,262) Number of communities (period end) 360 360 360 358 363 Period end number of units 32,765 32,721 32,539 32,417 33,287 Total Average Units 32,921 32,734 32,579 32,549 33,255 RevPAR $ 3,862 $ 3,838 $ 3,863 $ 3,932 $ 3,890 0.7 % Weighted average unit occupancy 83.9% 84.0% 84.9% 84.3% 83.9% 0 bps RevPOR $ 4,603 $ 4,569 $ 4,550 $ 4,664 $ 4,637 0.7 % Interest Coverage (as of June 30, 2018) 2.1x Net Debt (as of June 30, 2018; see page 19) $ 3,575,218 10

Senior Housing: Leased Portfolio

BROOKDALE SENIOR LIVING

($ in 000s, except RevPAR and RevPOR)	2017 Q2	2017 Q3	2017 Q4	2018 Q1	2018 Q2	YoY Q2
Resident fee revenue	$ 442,462	$ 435,392	$ 415,169	$ 411,836	$ 398,008	
Less: Facility operating expense	(287,327)	(288,804)	(273,052)	(269,450)	(262,360)	
Leased Portfolio Operating Income	155,135	146,588	142,117	142,386	135,648	*(12.6)%*
Less: G&A Portfolio Allocation *(see page 14)*	(20,394)	(18,860)	(16,686)	(17,824)	(16,015)	
Leased Portfolio Operating Income (adjusted to Include G&A Allocation)	**$ 134,741**	**$ 127,728**	**$ 125,431**	**$ 124,562**	**$ 119,633**	***(11.2)%***
Additional Information						
Total cash lease payments on leased portfolio *(see page 16)*	$ (129,853)	$ (129,523)	$ (127,647)	$ (127,302)	$ (122,004)	
Proceeds from entrance fees, net of refunds and amortization	$ 541	$ (547)	$ 811	$ 831	$ (218)	
Community level capital expenditures, net *(see page 15)*	$ (14,205)	$ (15,397)	$ (29,119)	$ (13,064)	$ (16,192)	
Number of communities (period end)	469	460	434	434	385	
Period end number of units	37,498	36,954	34,102	33,938	28,422	
Total Average Units	37,912	37,378	35,073	34,008	33,087	
RevPAR	$ 3,883	$ 3,879	$ 3,942	$ 4,032	$ 4,006	*3.2 %*
Weighted average unit occupancy	85.2%	85.5%	85.5%	84.6%	84.3%	*-90 bps*
RevPOR	$ 4,557	$ 4,537	$ 4,610	$ 4,766	$ 4,752	*4.3 %*
Lease Coverage *(as of June 30, 2018)*					0.96x	

Lease Maturity Information as of June 30, 2018

Initial lease maturities	Leased communities with purchase options: Community count	Leased communities with purchase options: Total average units	Leased communities without purchase options: Community count	Leased communities without purchase options: Total average units	Total leased communities: Community count	Total leased communities: Total average units	Trailing twelve months ended June 30, 2018: Total cash lease payments
2018	42	2,169	33	2,990	75	5,159	$ 74,919
2019	—	—	1	69	1	69	751
2020	2	89	36	1,584	38	1,673	16,532
2021	—	—	6	593	6	593	9,075
2022	1	114	10	902	11	1,016	12,599
Thereafter	45	2,333	209	17,579	254	19,912	307,579
Total	90	4,705	295	23,717	385	28,422	$ 421,455

11

New Supply (1)

BROOKDALE SENIOR LIVING

Brookdale's Largest 20 Markets - Competitive Summary

Market	Brookdale in NIC Markets				Competition Within 20 Minute Drive					
	Community Count	Total Average Units (IL/AL/MC)	Q2 2018 Weighted Average Unit Occupancy	Q2 2018 RevPAR	New Const. Properties[2]	IL/AL/MC New Const. Units[2]	1 Yr Projected Unit Opens % of Supply[2]	Current Saturation[3]	5 Yr Projected Total Pop Growth[4]	5 Yr Projected Age 75 + Pop w/ Inc. $50k + Growth[4]
Chicago, IL	16	2,602	90.1%	$ 4,032	12	1,495	5.1%	22.7%	1.5%	24.1%
Seattle, WA	25	2,427	86.8%	3,826	1	104	0.5%	28.4%	6.8%	37.3%
Los Angeles, CA	20	2,144	84.4%	4,027	2	312	1.3%	10.5%	3.5%	24.0%
Phoenix, AZ	22	1,788	89.3%	3,854	17	2,581	12.3%	25.9%	8.8%	43.5%
Dallas, TX	22	1,419	84.0%	3,381	10	1,161	4.3%	27.2%	9.2%	39.7%
Denver, CO	12	1,400	80.4%	4,342	7	944	7.2%	25.3%	8.5%	42.8%
Portland, OR	16	1,377	95.0%	3,930	4	427	2.6%	38.2%	6.5%	46.0%
Charlotte, NC	17	1,267	87.9%	4,417	2	341	3.4%	33.9%	8.9%	41.5%
Miami, FL	8	1,118	82.6%	3,311	8	1,286	8.1%	18.1%	6.0%	36.5%
Orlando, FL	13	1,079	87.6%	3,404	2	269	3.6%	22.3%	9.1%	46.3%
Austin, TX	10	1,043	85.2%	5,355	8	1,328	17.9%	25.4%	13.3%	47.0%
Jacksonville, FL	9	1,011	81.5%	3,342	3	628	12.0%	26.1%	6.9%	45.4%
San Antonio, TX	12	971	74.3%	2,950	—	—	—%	23.3%	8.4%	35.9%
Detroit, MI	10	955	84.4%	3,207	8	727	4.2%	28.7%	1.5%	31.0%
Riverside, CA	9	903	82.1%	3,354	2	260	2.5%	15.3%	5.0%	24.6%
Atlanta, GA	9	858	89.5%	3,430	9	1,382	12.5%	32.6%	8.0%	46.7%
Tampa, FL	8	852	73.6%	2,829	2	323	2.6%	23.5%	6.1%	40.9%
Santa Rosa, CA	6	841	80.8%	4,314	—	—	—%	18.7%	3.6%	31.4%
New York, NY	8	840	85.5%	6,476	5	452	4.0%	8.9%	3.6%	22.7%
Cleveland, OH	7	838	80.2%	4,361	4	363	4.2%	22.4%	-0.1%	31.2%
Top 20 Markets	**259**	**25,733**	**85.1%**	**$ 3,914**	**106**	**14,383**	**5.4%**	**23.9%**	**6.2%**	**36.9%**
All Other NIC Markets	**306**	**24,172**	**81.7%**	**$ 4,021**	**91**	**9,875**	**2.5%**	**24.6%**	**4.4%**	**32.2%**

(1) Data reflected is for the consolidated senior housing portfolio only.
(2) NIC MAP Supply Set, Q2 2018 "New Construction" properties with projected open dates through Q2 2019.
(3) Saturation is equal to units per population Age 75+ with income 50k+.
(4) Percentage changes are based on data from ESRI for 2017-2022.

12

Ancillary Services ($ in 000s) 2017 2018 YoY Q2 Q3 Q4 Q1 Q2 Q2 Resident fee revenue Home Health $ 88,561 $ 87,315 $ 89,272 $ 85,490 $ 83,818 Hospice 15,441 17,328 18,248 19,327 19,676 Outpatient Therapy 6,179 5,941 5,937 5,685 6,359 Other ancillary services 9 20 39 18 — Segment resident fee revenue 110,190 110,604 113,496 110,520 109,853 (0.3)% Segment Operating Income 13,103 9,823 12,793 8,318 10,203 (22.1)% Segment Operating Margin 11.9% 8.9% 11.3% 7.5% 9.3% -260 bps Less: G&A Allocation (see page 14) (7,128) (7,091) (7,630) (7,113) (6,990) Segment Operating Income (Adjusted to Include G&A Allocation) $ 5,975 $ 2,732 $ 5,163 $ 1,205 $ 3,213 (46.2)% Segment Operating Margin (Adjusted to Include G&A Allocation) 5.4% 2.5% 4.5% 1.1% 2.9% -250 bps Additional Information Interest expense $ (165) $ (168) $ (132) $ — $ — Community level capital expenditures, net (see page 15) $ (35) $ (277) $ (3) $ (6) $ (5) Home Health average daily census 14,821 14,844 15,335 15,497 15,238 2.8 % Hospice average daily census 1,033 1,169 1,257 1,302 1,337 29.4 % Outpatient Therapy treatment codes 190,618 178,851 179,132 167,170 176,065 (7.6)% 13

G&A Expense & Transaction Costs

BROOKDALE SENIOR LIVING

($ in 000s)	2017			2018		YoY
	Q2	Q3	Q4	Q1	Q2	Q2
G&A Expense Allocations[1]						
Senior Housing Owned Portfolio allocation	$ 17,580	$ 16,326	$ 15,176	$ 16,616	$ 14,924	
Senior Housing Leased Portfolio allocation	20,394	18,860	16,686	17,824	16,015	
Ancillary Services allocation	7,128	7,091	7,630	7,113	6,990	
Management Services allocation	14,184	13,134	12,979	14,320	13,703	
Total allocations[1]	59,286	55,411	52,471	55,873	51,632	
Non-cash stock-based compensation expense	7,246	7,527	5,285	8,406	6,269	
Organizational Restructuring and Strategic Project Costs	558	841	1,261	12,431	2,413	
General and administrative expense	67,090	63,779	59,017	76,710	60,314	*-10.1%*
Transaction Costs	3,339	1,992	9,649	4,725	2,593	
General and administrative expense and transaction costs	$ 70,429	$ 65,771	$ 68,666	$ 81,435	$ 62,907	*-10.7%*
Allocated G&A Expense as a Percentage of Resident Fee Revenue						
Resident fee revenue	$ 934,070	$ 922,892	$ 906,251	$ 906,266	$ 895,969	
Senior Housing Owned Portfolio allocation	17,580	16,326	15,176	16,616	14,924	
Senior Housing Leased Portfolio allocation	20,394	18,860	16,686	17,824	16,015	
Ancillary Services allocation	7,128	7,091	7,630	7,113	6,990	
Non-cash stock-based compensation expense	7,246	7,527	5,285	8,406	6,269	
Total	$ 52,348	$ 49,804	$ 44,777	$ 49,959	$ 44,198	
As a % of resident fee revenue	*5.6%*	*5.4%*	*4.9%*	*5.5%*	*4.9%*	

(1) G&A allocations are calculated using a methodology which the Company believes best matches the type of general and administrative cost with the community, segment, or portfolio. Some of the allocations are based on direct utilization and some are based on formulas such as unit proportion. G&A allocations presented herein exclude non-cash stock-based compensation expense and transaction, organizational restructuring, and strategic project costs.

14

Capital Expenditures ($ in 000s, except for Community level capital expenditures per unit) 2017 2018 YoY Q2 Q3 Q4 Q1 Q2 Q2 Community level capital expenditures, including allocations Senior Housing Owned Portfolio $ 16,733 $ 17,695 $ 29,356 $ 20,884 $ 17,262 Senior Housing Leased Portfolio 14,205 15,397 29,119 13,064 16,192 Ancillary Services 35 277 3 6 5 Community level capital expenditures, net 30,973 33,369 58,478 33,954 33,459 8.0% Corporate capital expenditures 7,859 7,636 13,430 7,782 14,222 81.0% Non-Development Capital Expenditures, net 38,832 41,005 71,908 41,736 47,681 22.8% Development Capital Expenditures, net 2,807 3,336 1,616 5,381 8,009 NM Total capital expenditures, net $ 41,639 $ 44,341 $ 73,524 $ 47,117 $ 55,690 33.7% Community level capital expenditures, net, per unit $ 437 $ 476 $ 864 $ 510 $ 504 15.3% Reconciliation to Additions to PP&E Total capital expenditures, net $ 41,639 $ 44,341 $ 73,524 $ 47,117 $ 55,690 Add: Total lessor reimbursements 5,545 4,379 8,218 2,379 80 Add: Change in related payables (6,542) 1,754 (7,899) 17,096 (1,904) Additions to property, plant and equipment and leasehold intangibles, net $ 40,642 $ 50,474 $ 73,843 $ 66,592 $ 53,866 15

Cash Lease Payments

BROOKDALE SENIOR LIVING

($ in 000s)	2017			2018		YoY
	Q2	Q3	Q4	Q1	Q2	Q2
Operating Leases						
Facility lease expense	$ 84,690	$ 84,437	$ 81,787	$ 80,400	$ 81,960	
Less: Straight-line (income) expense, net	3,119	3,078	5,109	6,165	2,430	
Less: Amortization of (above) below market lease, net	1,697	1,697	1,586	1,938	1,636	
Add: Amortization of deferred gain	1,093	1,091	1,089	1,090	1,089	
Cash operating lease payments[1]	$ 90,599	$ 90,303	$ 89,571	$ 89,593	$ 87,115	*(3.8)%*
Capital and Financing Leases						
Interest expense: capital and financing lease obligations	$ 32,228	$ 31,999	$ 26,578	$ 22,931	$ 22,389	
Less: Non-cash interest expense on financing lease obligations	(3,865)	(3,939)	(3,784)	(3,383)	(3,063)	
Add: Lease financing debt amortization	14,382	14,626	18,650	21,114	18,787	
Cash capital and financing lease payments	$ 42,745	$ 42,686	$ 41,444	$ 40,662	$ 38,113	*(10.8)%*
Total cash lease payments[1]	**$ 133,344**	**$ 132,989**	**$ 131,015**	**$ 130,255**	**$ 125,228**	***(6.1)%***
Interest Expense Reconciliation to Income Statement						
Interest expense: capital and financing lease obligations	$ 32,228	$ 31,999	$ 26,578	$ 22,931	$ 22,389	
Less: Non-cash interest expense on financing lease obligations	(3,865)	(3,939)	(3,784)	(3,383)	(3,063)	
Interest expense: capital and financing lease obligations - cash payments	28,363	28,060	22,794	19,548	19,326	
Less: Interest income	(804)	(1,285)	(1,903)	(2,983)	(2,941)	
Interest expense: debt	41,517	44,382	46,163	45,727	48,967	
Interest expense, net	69,076	71,157	67,054	62,292	65,352	
Add: Amortization of deferred financing costs and debt premium (discount)	2,692	3,544	3,854	3,956	2,328	
Add: Change in fair value of derivatives	39	74	15	(74)	217	
Add: Non-cash interest expense on financing lease obligations	3,865	3,939	3,784	3,383	3,063	
Add: Interest income	804	1,285	1,903	2,983	2,941	
Interest expense per income statement	$ 76,476	$ 79,999	$ 76,610	$ 72,540	$ 73,901	

(1) Includes cash lease payments of $3,491, $3,466, $3,368, $2,953 and $3,224 (in thousands), respectively, for leases of corporate offices and information technology systems and equipment.

16

Unconsolidated Ventures

BROOKDALE SENIOR LIVING

($ in 000s)	Q2 2018 Total	Q2 2018 CCRC Venture	Q2 2018 Other Ventures	Twelve Months Ended June 30, 2018 Total
Resident fee revenue	$ 236,023	$ 104,403	$ 131,620	$ 1,232,137
Less: Facility operating expenses	(179,496)	(78,573)	(100,923)	(890,127)
Less: G&A expenses including management fees	(11,391)	(5,283)	(6,108)	(64,233)
Less: Facility lease expense	441	—	441	557
Adjusted EBITDA of Unconsolidated Ventures	**$ 45,577**	**$ 20,547**	**$ 25,030**	**$ 278,334**
Less: Interest expense, net	(21,726)	(5,838)	(15,888)	(114,979)
Add: Proceeds from entrance fees, net of refunds and amortization	6,374	6,389	(15)	29,672
Less: Other	758	(4)	762	2,004
Less: Community level capital expenditures, net	(18,867)	(10,060)	(8,807)	(98,783)
Adjusted Free Cash Flow of Unconsolidated Ventures	**$ 12,116**	**$ 11,034**	**$ 1,082**	**$ 96,248**
Statistics				
Brookdale's weighted average unit ownership percentage	34.9%	51.0%	15.1%	34.9%
Non-recourse debt principal of unconsolidated ventures as of June 30, 2018	$ 1,357,982	$ 625,337	$ 732,645	$ 1,357,982
Number of communities (period end)	80	16	64	80
Total average units	18,452	7,260	11,192	25,242
Weighted average unit occupancy	82.6%	85.8%	80.6%	84.0%
RevPOR	$ 4,964	$ 5,113	$ 4,861	$ 4,719
Brookdale's Proportionate Share of:				
Adjusted EBITDA of Unconsolidated Ventures	$ 14,111	$ 10,479	$ 3,632	$ 65,371
Adjusted Free Cash Flow of Unconsolidated Ventures	$ 5,798	$ 5,627	$ 171	$ 30,368
Debt principal of unconsolidated ventures as of June 30, 2018	$ 429,890	$ 318,922	$ 110,968	$ 429,890

17

Debt & Liquidity

BROOKDALE SENIOR LIVING

Debt Structure[1]
($ in 000s)



$2,365,745
$1,356,382
$822,825
$533,557
Fixed rate debt
Total variable rate debt
Variable rate debt with interest rate caps
Variable rate debt- unhedged

As of June 30, 2018

	Weighted Rate
Fixed rate debt	5.13%
Variable rate debt [2]	4.26%
Total debt and line of credit	**4.82%**

	Balance[1]
Total debt	$ 3,722,126

Total Liquidity
($ in 000s)



$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
$546,006
$181,307
$364,699
$899,435
$537,930
$361,505
$872,634
$514,443
$358,191
$868,228
$510,061
$358,167
$487,005
$146,628
$340,377
06/30/2017
09/30/2017
12/31/2017
03/31/2017
06/30/2018 [3]
Line of credit available to draw
Cash and cash equivalents and marketable securities
Total liquidity (available to draw + cash)

(1) Includes the carrying value of mortgage debt, line of credit and other notes payable, but excludes capital and financing lease obligations.
(2) Pertaining to variable rate debt, reflects a) market rates as of June 30, 2018 and b) applicable cap rates for hedged debt.
(3) The Company paid off its $316.3 million convertible senior notes that matured in June 2018.

18

Debt Maturity & Leverage

BROOKDALE SENIOR LIVING

Debt Maturity Schedule
($ in 000s)



$2,100,000
$1,400,000
$700,000
$0
$143,720
$324,313
$484,365
$334,540
$340,563
$2,094,625
2018[1]
2019
2020
2021
2022
Thereafter
Debt[1]

	Weighted Rate Debt[1]
2018	4.50%
2019	6.38%
2020	5.39%
2021	5.88%
2022	4.35%
Thereafter	4.37%
Total	**4.82%**

	Total Balance
Debt[1]	$ 3,722,126

(1) Includes mortgage debt and other notes payable, but excludes capital and financing leases and line of credit and recurring principal amortization.

(2) Leverage ratios include results of operations of communities disposed of through sale or lease termination through the disposition date.

(3) Amounts exclude transaction, organizational restructuring, and strategic project costs of $35.9 million.

Leverage Ratios[2]
($ in 000s)

Twelve months ended June 30, 2018			**Annualized Leverage**
Adjusted EBITDAR [3]	(A)	$ 944,643	
Less: Cash operating lease payments (see page 16)		(356,582)	
Adjusted EBITDA [3]		588,061	
Less: Cash capital and financing lease payments (see page 16)		(162,905)	
Adjusted EBITDA [3] after cash capital and financing lease payments	(B)	425,156	
As of June 30, 2018			
Debt [1]		3,722,126	
Line of credit		—	
Less: Cash and cash equivalents		(126,637)	
Less: Marketable securities		(19,991)	
Less: Cash and restricted cash held as collateral against existing debt		(280)	
Net Debt	(C)	**3,575,218**	**8.4x** (C/B)
Plus: Cash operating and capital and financing lease payments (see page 16) multiplied by 8		4,155,896	
Adjusted Net Debt	(D)	**$ 7,731,114**	**8.2x** (D/A)

Important Note Regarding Non-GAAP Financial Measures. Adjusted EBITDAR, Adjusted EBITDA and Adjusted EBITDA after cash capital and financing lease payments (in each case excluding transaction, organizational restructuring and strategic project costs), Net Debt, and Adjusted Net Debt are financial measures that are not calculated in accordance with GAAP. See the definitions of such measures under "Definitions" below and important information regarding such measures, including reconciliations to the most comparable GAAP financial measures, under "Non-GAAP Financial Measures" below.

19

Net Asset Value Elements ($ in 000s and are for the trailing twelve months ending June 30, 2018 unless otherwise noted) Senior Housing: Owned Portfolio(1) Owned Portfolio Operating Income $ 478,893 Less: G&A Portfolio Allocation(2) (63,042) Owned Portfolio Operating Income (Adjusted to Include G&A Allocation) $ 415,851 Net Debt as of June 30, 2018 (see page 19) $ 3,575,218 Total Average Units 32,779 Senior Housing: Leased Portfolio(1) Leased Portfolio Operating Income (Adjusted to Include G&A Allocation)(2) $ 497,354 Total cash lease payments on leased portfolio (see page 16) $ (506,476) Proceeds from entrance fees, net of refunds and amortization $ 877 Total Average Units 34,887 Ancillary Services Segment Operating Income (Adjusted to Include G&A Allocation)(2) $ 12,313 Management Services Segment Operating Income (Adjusted to Include G&A Allocation)(2) $ 19,125 Unconsolidated Ventures Brookdale's Proportionate Share of Adjusted EBITDA $ 65,371 Brookdale's Proportionate Share of non-recourse debt principal as of June 30, 2018 $ 429,890 Total Average Units 25,242 Brookdale's weighted average unit ownership percentage 34.9% Shares outstanding (excluding 6,145,795 unvested restricted shares) as of June 30, 2018 187,652,092 (1) Includes results of operations of communities disposed through sale or lease termination through the disposal date. (2) See page 14. G&A allocations presented on this page exclude non-cash stock-based compensation expense of $27,487 (in thousands) and transaction, organizational restructuring, and strategic project costs of $35,905 (in thousands) for the twelve months ended June 30, 2018. 20

Definitions Adjusted EBITDA is a non-GAAP financial measure that the Company defines as net Combined Segment Operating Income is defined by the Company as resident fee income (loss) before provision (benefit) for income taxes; non-operating (income) and management fee revenue of the Company, less facility operating expenses. expense items; depreciation and amortization (including non-cash impairment Combined Segment Operating Income does not include general and administrative charges); (gain) loss on sale or acquisition of communities (including gain (loss) on expenses, transaction costs or depreciation and amortization. facility lease termination and modification); straight-line lease expense (income), net of amortization of (above) below market rents; amortization of deferred gain; non- Community Labor Expenses is a component of facility operating expense that cash stock-based compensation expense; and change in future service obligation. includes regular and overtime salaries and wages, bonuses, paid-time-off and holiday For purposes of the Company’s leverage ratios presented under “Debt Maturity & wages, payroll taxes, contract labor, employee benefits, and workers compensation. Leverage”, Adjusted EBITDA and Adjusted EBITDA after cash capital and financing Development Capital Expenditures means capital expenditures for community lease payments exclude transaction, organizational restructuring, and strategic expansions and major community redevelopment and repositioning projects, project costs. including the Company’s Program Max initiative, and the development of new communities. Amounts of Development Capital Expenditures are presented net of Adjusted EBITDAR is a non-GAAP financial measure that the Company defines as lessor reimbursements received or anticipated to be received. Adjusted EBITDA before cash operating lease payments. For purposes of the Company’s leverage ratios presented under “Debt Maturity & Leverage”, Adjusted Interest Coverage is calculated based on the trailing-twelve months Owned EBITDAR excludes transaction, organizational restructuring, and strategic project Portfolio Operating Income adjusted for 5% management fee and capital costs. expenditures at $350/unit, divided by the trailing-twelve months property level and corporate debt interest expense. Adjusted Free Cash Flow is a non-GAAP financial measure that the Company defines as net cash provided by (used in) operating activities before: changes in operating Lease Coverage is calculated based on the trailing-twelve months Leased Portfolio assets and liabilities; gain (loss) on facility lease termination and modification; and Operating Income, excluding resident fee revenue and facility operating expense of distributions from unconsolidated ventures from cumulative share of net earnings; communities disposed during such period adjusted for 5% management fee and plus: proceeds from refundable entrance fees, net of refunds; and property insurance capital expenditures at $350/unit, divided by the trailing-twelve months cash lease proceeds; less: lease financing debt amortization and Non-Development Capital payments for both operating leases and capital and financing leases, excluding cash Expenditures (next page). lease payments for leases of communities disposed during such period, corporate offices, and information technology systems and equipment. Adjusted Net Debt is a non-GAAP financial measure that the Company defines as Net Debt, plus cash operating and capital and financing lease payments for the Leased Portfolio Operating Income is defined by the Company as resident fee relevant period multiplied by 8. revenues (excluding Brookdale Ancillary Services segment revenue), less facility operating expenses for the Company’s Senior Housing Leased Portfolio. Leased Brookdale's Proportionate Share of Adjusted EBITDA of Unconsolidated Portfolio Operating Income does not include general and administrative expenses Ventures is a non-GAAP financial measure calculated based on the Company’s equity (unless otherwise noted), transaction costs or depreciation and amortization. ownership percentage and in a manner consistent with the Company’s definition of Adjusted EBITDA for its consolidated entities. The Company’s investments in its Net Debt is a non-GAAP financial measure that the Company defines as the total of unconsolidated ventures are accounted for under the equity method of accounting. its debt (mortgage debt and other notes payable) and the outstanding balance on the line of credit, less unrestricted cash, marketable securities, and cash held as Brookdale’s Proportionate Share of Adjusted Free Cash Flow of Unconsolidated collateral against existing debt. Ventures is a non-GAAP financial measure calculated based on the Company’s equity ownership percentage and in a manner consistent with the Company’s definition of NM means not meaningful and is used in the year-over-year variance column if either Adjusted Free Cash Flow for its consolidated entities. The Company’s investments in or both periods being compared are negative values. its unconsolidated ventures are accounted for under the equity method of accounting and, therefore, the Company’s proportionate share of Adjusted Free Cash Flow of unconsolidated ventures does not represent cash available to the Company’s consolidated business except to the extent it is distributed to the Company. 21

Definitions

Non-Development Capital Expenditures is comprised of corporate and community-level capital expenditures, including those related to maintenance, renovations, upgrades and other major building infrastructure projects for the Company's communities. Non-Development Capital Expenditures does not include capital expenditures for community expansions and major community redevelopment and repositioning projects, including the Company's Program Max initiative, and the development of new communities (i.e., Development Capital Expenditures). Amounts of Non-Development Capital Expenditures are presented net of lessor reimbursements received or anticipated to be received.

Owned Portfolio Operating Income is defined by the Company as resident fee revenues (excluding Brookdale Ancillary Services segment revenue), less facility operating expenses for the Company's Senior Housing Owned Portfolio. Owned Portfolio Operating Income does not include general and administrative expenses (unless otherwise noted), transaction costs or depreciation and amortization.

RevPAR, or average monthly senior housing resident fee revenues per available unit, is defined by the Company as resident fee revenues, excluding Brookdale Ancillary Services segment revenue and entrance fee amortization, for the corresponding portfolio for the period, divided by the weighted average number of available units in the corresponding portfolio for the period, divided by the number of months in the period.

RevPOR, or average monthly senior housing resident fee revenues per occupied unit, is defined by the Company as resident fee revenues, excluding Brookdale Ancillary Services segment revenue and entrance fee amortization, for the corresponding portfolio for the period, divided by the weighted average number of occupied units in the corresponding portfolio for the period, divided by the number of months in the period.

Same Community information reflects historical results from senior housing operations for same store communities (utilizing the Company's methodology for determining same store communities).

Same Community Operating Income is defined by the Company as resident fee revenues (excluding Brookdale Ancillary Services segment revenue), less facility operating expenses (excluding hurricane and natural disaster expenses) for the Company's Same Community portfolio. Same Community Operating Income does not include general and administrative expenses, transaction costs or depreciation and amortization.

Segment Operating Income is defined by the Company as segment revenues less segment facility operating expenses. Segment Operating Income does not include general and administrative expenses (unless otherwise noted), transaction costs or depreciation and amortization. Management Services segment operating income excludes revenue for reimbursements for which the Company is the primary obligor of costs incurred on behalf of managed communities, and there are no facility operating expenses associated with the Management Services segment. See the Segment Information note to the Company's consolidated financial statements for more information regarding the Company's segments.

Senior Housing Leased Portfolio represents Brookdale leased communities and does not include owned, managed – 3rd party, or managed – venture communities.

Senior Housing Operating Income is defined by the Company as segment revenues less segment facility operating expenses for the Company's Retirement Centers, Assisted Living and CCRCs–Rental segments on an aggregate basis. Senior Housing Operating Income does not include general and administrative expenses, transaction costs or depreciation and amortization.

Senior Housing Owned Portfolio represents Brookdale owned communities and does not include leased, managed – 3rd party, or managed – venture communities.

Total Average Units represents the average number of units operated during the period.

Total RevPAR, or average monthly resident fee revenues per available unit, is defined by the Company as resident fee revenues, excluding entrance fee amortization, for the Company for the period, divided by the weighted average number of available units in the Company's consolidated portfolio for the period, divided by the number of months in the period.

Transaction, Organizational Restructuring, and Strategic Project Costs are general and administrative expenses. Transaction costs include third party costs directly related to acquisition and disposition activity, community financing and leasing activity, our assessment of options and alternatives to enhance stockholder value, and stockholder relations advisory matters, and are primarily comprised of legal, finance, consulting, professional fees and other third party costs. Organizational restructuring costs include those related to our efforts to reduce general and administrative expenses and our senior leadership changes, including severance and retention costs. Strategic project costs include costs associated with certain strategic projects related to refining our strategy, building out enterprise-wide capabilities (including the electronic medical records ("EMR") roll-out project) and reducing costs and achieving synergies by capitalizing on scale.

22

Appendix Consolidated Statements of Cash Flows 24 Non-GAAP Financial Measures 25 Brookdale West Hartford West Hartford, CT 23

Consolidated Statements of Cash Flows

BROOKDALE SENIOR LIVING

($ in 000s)	2017			2018	
	Q2	Q3	Q4	Q1	Q2
Cash Flows from Operating Activities					
Net income (loss)	$ (46,337)	$ (413,929)	$ 15,021	$ (457,234)	$ (165,509)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:					
Debt modification and extinguishment costs	693	11,129	526	35	9
Depreciation and amortization, net	123,579	121,193	119,908	118,211	118,444
Goodwill and asset impairment	1,559	368,551	18,966	430,363	16,103
Equity in (earnings) loss of unconsolidated ventures	4,570	6,722	4,516	4,243	1,324
Distributions from unconsolidated ventures from cumulative share of net earnings	453	473	6,893	408	739
Amortization of deferred gain	(1,093)	(1,091)	(1,089)	(1,090)	(1,089)
Amortization of entrance fees	(832)	(427)	(444)	(501)	(336)
Proceeds from deferred entrance fee revenue	2,025	567	1,193	1,109	289
Deferred income tax provision (benefit)	(2,937)	(31,704)	(63,978)	15,037	(16,028)
Straight-line lease (income) expense	(3,119)	(3,078)	(5,109)	(6,165)	(2,430)
Change in fair value of derivatives	39	74	15	(74)	217
Loss (gain) on sale of assets, net	547	233	(20,656)	(43,431)	(23,322)
Loss on facility lease termination and modification, net	6,368	4,938	2,970	—	133,423
Non-cash stock-based compensation expense	7,246	7,527	5,285	8,406	6,269
Non-cash interest expense on financing lease obligations	3,865	3,939	3,784	3,383	3,063
Amortization of (above) below market lease, net	(1,697)	(1,697)	(1,586)	(1,938)	(1,636)
Non-cash management contract termination fee	—	—	—	(2,242)	(2,834)
Other	(1,571)	(1,730)	(4,120)	(156)	—
Changes in operating assets and liabilities:					
Accounts receivable, net	8,401	(1,192)	1,982	3,488	7,468
Prepaid expenses and other assets, net	27,609	4,344	(1,353)	(24,807)	26,685
Trade accounts payable and accrued expenses	3,645	26,523	16,932	(21,370)	(36,245)
Tenant refundable fees and security deposits	82	(17)	(190)	(137)	(166)
Deferred revenue	664	(7,557)	(15,430)	12,426	(3,818)
Net cash provided by operating activities	133,759	93,791	84,036	37,964	60,620
Cash Flows from Investing Activities					
Change in lease security deposits and lease acquisition deposits, net	425	(416)	(1,702)	(2,015)	(947)
(Purchase) sale of marketable securities, net	(29,779)	(216,597)	(44,811)	118,273	155,000
Additions to property, plant and equipment and leasehold intangibles, net	(40,642)	(50,474)	(73,843)	(66,592)	(53,866)
Acquisition of assets, net of related payables and cash received	(400)	—	(4,796)	(27,330)	(243,990)
Investment in unconsolidated ventures	(195)	(1,434)	(11,417)	(8,434)	(430)
Distributions received from unconsolidated ventures	6,238	3,446	17,544	2,037	7,360
Proceeds from sale of assets, net	2,780	115	35,937	75,060	55,837
Property insurance proceeds	1,571	1,461	4,120	156	—
Other	251	15	13	—	1,393
Net cash (used in) provided by investing activities	(59,751)	(263,884)	(78,955)	91,155	(79,643)
Cash Flows from Financing Activities					
Proceeds from debt	58,116	1,200,476	14,158	30,168	249,751
Repayment of debt and capital and financing lease obligations	(36,931)	(869,499)	(95,458)	(44,001)	(422,266)
Proceeds from line of credit	—	100,000	—	—	200,000
Repayment of line of credit	—	(100,000)	—	—	(200,000)
Payment of financing costs, net of related payables	(853)	(15,738)	(350)	(248)	(2,943)
Proceeds from refundable entrance fees, net of refunds	(652)	(687)	62	223	(171)
Payments for lease termination	(552)	—	—	—	(10,548)
Payments of employee taxes for withheld shares	(208)	(346)	(223)	(2,618)	(97)
Other	455	532	457	372	398
Net cash (used in) provided by financing activities	19,375	314,738	(81,354)	(16,104)	(185,876)
Net (decrease) increase in cash, cash equivalents and restricted cash	93,383	144,645	(76,273)	113,015	(204,899)
Cash, cash equivalents and restricted cash at beginning of period	**120,791**	**214,174**	**358,819**	**282,546**	**395,561**
Cash, cash equivalents and restricted cash at end of period	**$ 214,174**	**$ 358,819**	**$ 282,546**	**$ 395,561**	**$ 190,662**

Reflects the retrospective adoption of ASU 2016-15 and 2016-18. Refer to page 25 for additional detail regarding the impact of ASU 2016-15. For ASU 2016-18, the Company identified that the inclusion of the change in restricted cash within the retrospective presentation of the statements of cash flows resulted in a (decrease) increase to the amount of net cash used in investing activities of ($1.1 million), ($4.6 million) and $7.4 million for each of the three months ended June 30, 2017, September 30, 2017 and December 31, 2017, respectively.

24

Non-GAAP Financial Measures This Supplemental Information contains financial measures utilized by management to evaluate the Company’s operating performance and liquidity that are not calculated in accordance with GAAP, including Adjusted EBITDA; the Company's Proportionate Share of Adjusted EBITDA of Unconsolidated Ventures; Adjusted EBITDAR, Adjusted EBITDA and Adjusted EBITDAR after cash lease payments (in each case excluding transaction, organizational restructuring and strategic project costs); Net Debt; Adjusted Net Debt; Adjusted Free Cash Flow; and the Company’s Proportionate Share of Adjusted Free Cash Flow of Unconsolidated Ventures, the Company’s definitions for which are included in the “Definitions” section above. These non-GAAP financial measures should not be considered in isolation from or as superior to or as a substitute for net income (loss), income (loss) from operations, net cash provided by (used in) operating activities, short-term debt, long-term debt, less current portion, current portion of long-term debt, or other financial measures determined in accordance with GAAP. Management uses these non-GAAP financial measures to supplement the Company’s GAAP results to provide a more complete understanding of the factors and trends affecting the business. Investors are urged to review the reconciliations set forth in this section of such non-GAAP financial measures to their most comparable GAAP financial measures and to review the information under “Reconciliation of Non-GAAP Financial Measures” in the Company’s earnings release dated August 6, 2018 for additional information regarding the Company’s use, and the limitations of, the Company’s non- GAAP financial measures. Investors are cautioned that amounts presented in accordance with the Company’s definitions of these non-GAAP measures may not be comparable to similar measures disclosed by other companies, because not all companies calculate such measures in the same manner. The Company adopted ASU 2016-15, Statement of Cash Flows - Classification of Certain Cash Receipts and Cash Payments ("ASU 2016-15") on January 1, 2018 and applied ASU 2016-15 retrospectively for all prior periods presented. Among other things, ASU 2016-15 provides that debt prepayment and extinguishment costs will be classified within financing activities in the statement of cash flows. The Company identified $651, $10,556, and $481 (in thousands) of cash paid for debt modification and extinguishment costs which have been retrospectively classified as cash flows from financing activities, resulting in a corresponding increase to the amount of net cash provided by operating activities for each of the three months ended June 30, 2017, September 30, 2017, and December 31, 2017, respectively. The Company did not change its definition of Adjusted Free Cash Flow upon the adoption of ASU 2016-15. Following the adoption of ASU 2016-15, the amount of Adjusted Free Cash Flow reflects a $651, $10,556, and $481 (in thousands) increase for each the three months ended June 30, 2017, September 30, 2017, and December 31, 2017, respectively. 25

Non-GAAP Financial Measures (Continued)

BROOKDALE SENIOR LIVING

Adjusted EBITDA Reconciliation

($ in 000s)	2017			2018	
	Q2	Q3	Q4	Q1	Q2
Net income (loss)	$ (46,337)	$ (413,929)	$ 15,021	$ (457,234)	$ (165,509)
Provision (benefit) for income taxes	(2,735)	(31,218)	(66,590)	15,585	(15,546)
Equity in loss of unconsolidated ventures	4,570	6,722	4,516	4,243	1,324
Debt modification and extinguishment costs	693	11,129	526	35	9
Loss (gain) on sale of assets, net	547	233	(20,656)	(43,431)	(23,322)
Other non-operating income	(2,236)	(2,621)	(4,899)	(2,586)	(5,505)
Interest expense	76,476	79,999	76,610	72,540	73,901
Interest income	(804)	(1,285)	(1,903)	(2,983)	(2,941)
Income (loss) from operations	30,174	(350,970)	2,625	(413,831)	(137,589)
Depreciation and amortization	120,887	117,649	116,054	114,255	116,116
Goodwill and asset impairment	1,559	368,551	18,966	430,363	16,103
Loss on facility lease termination and modification, net	6,368	4,938	2,970	—	146,467
Straight-line lease expense (income)	(3,119)	(3,078)	(5,109)	(6,165)	(2,430)
Amortization of above market lease, net	(1,697)	(1,697)	(1,586)	(1,938)	(1,636)
Amortization of deferred gain	(1,093)	(1,091)	(1,089)	(1,090)	(1,089)
Non-cash stock-based compensation expense	7,246	7,527	5,285	8,406	6,269
Adjusted EBITDA	**$ 160,325**	**$ 141,829**	**$ 138,116**	**$ 130,000**	**$ 142,211**

26

Non-GAAP Financial Measures (Continued) Adjusted EBITDAR; Adjusted EBITDA; and Adjusted EBITDA after cash capital and financing lease payments Reconciliations (excluding transaction, organizational restructuring, and strategic project costs) ($ in 000s) Twelve Months Ended June 30, 2018 Net income (loss) $ (1,021,651) Benefit for income taxes (97,769) Equity in loss of unconsolidated ventures 16,805 Debt modification and extinguishment costs 11,699 Gain on sale of assets, net (87,176) Other non-operating income (15,611) Interest expense 303,050 Interest income (9,112) Income (loss) from operations (899,765) Depreciation and amortization 464,074 Goodwill and asset impairment 833,983 Loss on facility lease termination and modification, net 154,375 Facility lease expense 328,584 Non-cash stock-based compensation expense 27,487 Transaction, organizational restructuring, and strategic project costs 35,905 Adjusted EBITDAR (excluding Transaction, Organizational Restructuring, and Strategic Project Costs) $ 944,643 $ — Facility lease expense $ (328,584) Straight-line lease expense (income) (16,782) Amortization of above market lease, net (6,857) Amortization of deferred gain (4,359) Adjusted EBITDA (excluding Transaction, Organizational Restructuring, and Strategic Project Costs) $ 588,061 Interest expense: capital and financing lease obligations $ (103,897) Non-cash interest expense on financing lease obligations 14,169 Lease financing debt amortization (73,177) Adjusted EBITDA after cash capital and financing lease payments (excluding Transaction, Organizational Restructuring, and Strategic Project Costs) $ 425,156 27

Non-GAAP Financial Measures (Continued) Net Debt and Adjusted Net Debt Reconciliations ($ in 000s) As of June 30, 2018 Long-term debt (including current portion) $ 3,722,126 Line of credit — Less: cash and cash equivalents (126,637) Less: marketable securities (19,991) Less: cash held as collateral against existing debt (280) Net Debt 3,575,218 Plus: trailing twelve months cash lease payments multiplied by 8 4,155,896 Adjusted Net Debt $ 7,731,114 Adjusted Net Debt to Adjusted EBITDAR (excluding Transaction, Organizational Restructuring, and Strategic Project Costs) 8.2x Net Debt to Adjusted EBITDA after cash capital and financing lease payments (excluding Transaction, Organizational Restructuring, and Strategic Project Costs) 8.4x 28

Non-GAAP Financial Measures (Continued) Adjusted Free Cash Flow Reconciliation ($ in 000s) 2017 2018 Q2 Q3 Q4 Q1 Q2 Net cash provided by operating activities $ 133,759 $ 93,791 $ 84,036 $ 37,964 $ 60,620 Net cash (used in) provided by investing activities (59,751) (263,884) (78,955) 91,155 (79,643) Net cash provided by (used in) financing activities 19,375 314,738 (81,354) (16,104) (185,876) Net increase (decrease) in cash, cash equivalents and restricted cash $ 93,383 $ 144,645 $ (76,273) $ 113,015 $ (204,899) Net cash provided by operating activities $ 133,759 $ 93,791 $ 84,036 $ 37,964 $ 60,620 Changes in operating assets and liabilities (40,401) (22,101) (1,941) 30,400 6,076 Proceeds from refundable entrance fees, net of refunds (652) (687) 62 223 (171) Lease financing debt amortization (14,382) (14,626) (18,650) (21,114) (18,787) Loss on facility lease termination and modification, net — — — — 13,044 Distributions from unconsolidated ventures from cumulative share of net earnings (453) (473) (6,893) (408) (739) Non-development capital expenditures, net (38,832) (41,005) (71,908) (41,736) (47,681) Property insurance proceeds 1,571 1,461 4,120 156 — Adjusted Free Cash Flow $ 40,610 $ 16,360 $ (11,174) $ 5,485 $ 12,362 29

Non-GAAP Financial Measures (Continued)

BROOKDALE SENIOR LIVING

Brookdale's Proportionate Share of Adjusted EBITDA of Unconsolidated Ventures

For purposes of this presentation, amounts for each line item represent the aggregate amounts of such line items for all the Company's unconsolidated ventures.

($ in 000s)	2017			2018		TTM
	Q2	Q3	Q4	Q1	Q2	Q2 2018
Net income (loss)	$ (22,935)	$ (40,233)	$ (26,373)	$ (22,662)	$ (13,417)	$ (102,685)
Provision for income taxes	327	323	292	234	209	1,058
Debt modification and extinguishment costs	16	80	21	(17)	135	219
(Gain) loss on sale of assets, net	189	20	11	(1,045)	3,885	2,871
Other non-operating income	(837)	(617)	(590)	(903)	(967)	(3,077)
Interest expense	35,304	36,119	34,035	26,827	23,182	120,163
Interest income	(750)	(783)	(804)	(757)	(809)	(3,153)
Income (loss) from operations	11,314	(5,091)	6,592	1,677	12,218	15,396
Depreciation and amortization	79,695	79,884	77,189	67,885	33,237	258,195
Goodwill and asset impairment	483	3,911	546	155	118	4,730
Straight-line lease expense (income)	8	4	1	4	4	13
Adjusted EBITDA of unconsolidated ventures	**$ 91,500**	**$ 78,708**	**$ 84,328**	**$ 69,721**	**$ 45,577**	**$ 278,334**
Brookdale's weighted average ownership percentage	19.9%	21.3%	21.0%	24.0%	31.0%	23.5%
Brookdale's proportionate share of Adjusted EBITDA of unconsolidated ventures	**$ 18,219**	**$ 16,788**	**$ 17,723**	**$ 16,749**	**$ 14,111**	**$ 65,371**

30

Non-GAAP Financial Measures (Continued)

BROOKDALE SENIOR LIVING

Brookdale's Proportionate Share of Adjusted Free Cash Flow of Unconsolidated Ventures

For purposes of this presentation, amounts for each line item represent the aggregate amounts of such line items for all the Company's unconsolidated ventures.

($ in 000s)	2017			2018		TTM
	Q2	Q3	Q4	Q1	Q2	Q2 2018
Net cash provided by operating activities	$ 85,867	$ 62,054	$ 61,910	$ 50,262	$ 47,510	$ 221,736
Net cash used in investing activities	(26,408)	(16,476)	(26,550)	(14,642)	(15,746)	(73,414)
Net cash used in financing activities	(37,686)	(32,514)	(52,315)	(23,279)	(29,380)	(137,488)
Net increase (decrease) in cash, cash equivalents and restricted cash	$ 21,773	$ 13,064	$ (16,955)	$ 12,341	$ 2,384	$ 10,834
Net cash provided by operating activities	$ 85,867	$ 62,054	$ 61,910	$ 50,262	$ 47,510	$ 221,736
Changes in operating assets and liabilities	(16,559)	(5,615)	6,904	1,119	(13,838)	(11,430)
Proceeds from refundable entrance fees, net of refunds	(5,028)	(6,309)	(1,664)	(6,712)	(3,323)	(18,008)
Non-development capital expenditures, net	(23,739)	(28,659)	(31,196)	(20,061)	(18,867)	(98,783)
Property insurance proceeds	834	614	584	901	634	2,733
Adjusted Free Cash Flow of Unconsolidated Ventures	**$ 41,375**	**$ 22,085**	**$ 36,538**	**$ 25,509**	**$ 12,116**	**$ 96,248**
Brookdale's weighted average ownership percentage	19.1%	30.4%	32.9%	22.8%	47.9%	31.6%
Brookdale's Proportionate Share of Adjusted Free Cash Flow of Unconsolidated Ventures	**$ 7,920**	**$ 6,709**	**$ 12,037**	**$ 5,824**	**$ 5,798**	**$ 30,368**

31

Brookdale Senior Living Inc. 111 Westwood Place, Suite 400 Brentwood, TN 37027 (615) 221-2250 www.brookdale.com